The Pantry, Inc.

William Blair and Company
Growth Stock Conference

June 19, 2008

0

Safe Harbor Statement

Some of the statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than those of historical facts included herein, including those related to the company’s financial outlook, goals, business strategy, projected plans and objectives of management for future operations and liquidity, are forward-looking statements.  These forward-looking statements are based on the company’s plans and expectations and involve a number of risks and uncertainties that could cause actual results to vary materially from the results and events anticipated or implied by such forward-
looking statements.  Please refer to the company’s Annual Report on Form
10-K and its other filings with the SEC for a discussion of significant risk factors applicable to the company.  In addition, the forward-looking statements included in this presentation are based on the company’s estimates and plans as of the date of this presentation.  While the company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Our Business

Leading independently operated
convenience store chain in the
Southeast and 3 rd largest in the U.S.

Over 1,650 stores located across 11
states

Primarily branded Kangaroo Express

Last twelve months as of March 27,
2008 sales of $8.1 billion and LTM
EBITDA of $221.4 million

Stores offer a broad selection of
merchandise, motor fuel and food
service offerings designed to meet
convenience needs of consumers

Leading market positions in attractive Southeastern markets

Significant scale advantages vs. primary competitors

Benefiting from consumer trends toward convenience formats

Leveraging infrastructure to drive profitability

Sector growth and consolidation potential

Key Investment Highlights

Strong Cash Flow Generation to Reinvest in Our Business,

De-lever and Drive Earnings Growth

5-Year In-Store Sales CAGR vs. Other Sectors (1)(2)

Large and rapidly growing sector

Defensive growth characteristics

Increasing consumer demand for
smaller-box, fill-in convenience
shopping

Relative to hypermarkets, large
supermarkets, etc.

Increasing amount of food
consumed away from home and on
the run

Highly fragmented market with
ample consolidation opportunities

Attractive Industry Fundamentals

_____________________

(1)    Source:  NACS 2007 NACS State of the Industry Report and Retail Forward, Inc.

(2)    Source:  Retail Forward, Inc.  CAGR for 5-year period from 2001-2006.

U.S. C-Store Sales and Growth (1)

PA0021GM_1.WOR

1,659 Stores Located in Eleven Southeastern States

Leading Convenience Store Retailer Concentrated in
the Southeastern United States

NY0010DP_1.WOR

        Pantry Store Locations

_____________________

Note:  Map as of fiscal year ended September 27, 2007.

Key Markets Possess Highly Attractive Growth
Characteristics

_____________________

Note:  Pantry’s store counts as of quarter ended March 27, 2008.

Source:  U.S. Census Bureau and 2007 NACS State of the Industry Report.

Core Markets Projected to Experience Rapid Growth Throughout Next Several Years;

High Degree of Fragmentation Provides Continued Consolidation Opportunities

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Pantry

1 Store

Operators

2-50 Store
Operators

>50 Store
Operators

Florida

(7,356 stores)

North Carolina

(5,447 stores)

South Carolina

(2,872 stores)

Tennessee

(3,697 stores)

Population Growth CAGRs (2005-2015)

Pantry Stores:      457             387              281            104           1,659

Market Fragmentation

Merchandise Revenue

($ in mm)

(Gallons in mm)

Fiscal Year

Fiscal Year

_____________________

Note:  Fiscal year ends in September.  Last twelve months as of March 27, 2008.

($ in mm)

Retail Gas Gallons Sold

Total Revenue

Fiscal Year

Strong Track Record of Top Line Growth…

Reported EBITDA

Gross Profit

$511

$591

$663

$779

$811

$840

Fiscal Year

Fiscal Year

_____________________

Note:  Fiscal year ends in September.  Last twelve months as of March 27, 2008.

($ in mm)

($ in mm)

…And Substantial EBITDA Generation

’03-’07

CAGR

11.6%

12.5%

Average Merchandise Sales per Store

($ in Thousands)

Improved Store Portfolio and Stronger Consumer Offering

Driving Increased Average Merchandise Sales per Store

_____________________

Note:  Fiscal year ends in September.  Last twelve months for the quarter ending March 27, 2008.

Fiscal Year

Strong Growth in Merchandise Sales Per Store

Stores

1,258

1,361

1,400

1,493

1,644

1,659

Merchandise Gross Margin

Fiscal Year

Superior Merchandise offering leads to above average margins

Industry

Avg.(1):

29.3%

_____________________

Note:  Fiscal year ends in September.  Last twelve months for the quarter ending March 27, 2008.

(1)    Industry average for 2006 based on the 2007 NACS State of the Industry Report.

Consistently Strong Merchandise Margins

Proprietary branded offerings

Private label products in high velocity
categories

Selective expansion of nationally branded
quick service restaurants (QSRs)

Leveraging scale with merchandise
vendors

Merch. Comps

2.1%

3.4%

5.3%

4.9%

2.3%

N

/

A

Celeste

Bean Street Coffee

Proprietary Merchandise and Food Service Concepts
Drive Revenue and Margins

Candy Lane

Grilling Depot & Chill Zone

We Currently Operate 234 Nationally Branded and

Proprietary Quick Service Restaurants

QSR Food Service Offering Differentiates Our
Stores and Drives Traffic and Margins

We Balance Average Gallons Sold per Store and Gasoline Margins

to Maximize Overall Gross Profit Dollars

Gasoline Strategy Maximizes Fuel Gross Profit Dollars

Average Gallons Sold per Store

Gasoline Gross Profit $

Fiscal Year

Fiscal Year

_____________________

Note:  Fiscal year ends in September.  Last twelve months for the quarter ending March 27, 2008.

(1)    Net of credit card fees and repairs and maintenance.  Last twelve months excludes 1.6¢ hedging loss in Q2 ’08.

(Gallons in Thousands)

($ in mm)

A

/

N

1.0%

3.1%

4.7%

2.0%

0.7%

Comps

CPG

(1)

12.5

¢

12.0

¢

14.3

¢

15.9

¢

10.9

¢

1

1

.

1

¢

Note:  Fiscal year ends in September.  As of June 6, 2008.

Source:  FactSet.  Average futures price per barrel of light sweet crude and national average retail price per gasoline gallon.

FY2005

FY2006

FY2007

FY2008

+25% in last 3 mos.

Avg. Crude Oil Price per Barrel

Avg. Retail Price per Gasoline Gallon

Unprecedented Inflation in Recent Oil and Gas Prices

Recent Margins Impacted by Higher Credit Card Fees and Repairs and Maintenance Expense,

and a 1.6¢ Loss on Fuel Hedging Activity in Q2

Our Quarterly Retail Gasoline CPG (Net of Credit Card Fees and Repairs and Maintenance)

FY2005

Hedging
Loss

FY2006

FY2007

FY2008

_____________________

Note:  Fiscal year ends September.

(1)    Includes 1.6¢ per gallon loss on hedging operations.

Gasoline CPG Can Be Volatile on a Quarterly Basis…

(1)

(1)

Net CPG

Hedging Loss

Annual Net CPG Typically Ranges from 11¢ - 13¢

Fiscal Year

_____________________

Note:  Fiscal year ends in September.  Shaded area represents average historical CPG range.

CPG is net of credit card fees and repairs and maintenance

…But Annual CPG Tends to Remain Relatively Stable

Supply / demand dynamics driving oil and gas prices to all-time highs

Higher gasoline prices impacting consumers’ disposable income and demand for gasoline and convenience merchandise

Lower disposable income also leading to decreased recreational travel

East Coast resort areas especially impacted

Florida market hard hit by the downturn in the housing market, softer construction activity

Recent Macroeconomic Factors Negatively Impacting
Our Sector

Extremely Challenging Operating Environment Industry-Wide

What are We Doing to Manage This Challenging
Environment?

Promotional activity to drive
traffic

Reducing store level and
overhead costs

Accelerating ethanol roll-out

Discontinuing fuel hedging
strategy

Collectively, These Actions Should Better Leverage Our Operating Model and
Help Stabilize Results Given the Challenging Environment

Bolstering liquidity by accessing
delayed draw on term loan

Temporarily suspending
acquisition activity until
calendar year-end

Reducing non-essential capex

Temporarily suspending share
repurchases

Reorganized field management structure to streamline operations

Improved overall quality / efficiency of staffing

Improved store-level controllable expenses

Reduced bad check expense

Lowered cash over and short by moving to prepaid on gasoline

Tangible financial results achieved, more expected throughout year

Achieved flat average per store expenses in Q2 despite higher utility costs

Reduced corporate overhead spend despite an additional 104 stores

Lowered FY ’08 OG&A guidance by $13mm - $18mm in January, current run-rate tracking at low-end of $615mm - $630mm range

Focus on Reducing Operating Expenses

Initiative Maximizes Operating Expense Leverage and Better Positions Us for
Profitable Growth as Market Conditions Improve

Introduced ethanol-blended products
in 2007

Lower-cost alternative versus 100%
gasoline

Ethanol blending tax credit received

Environmental benefits

Currently, approximately 59% of our
locations offer ethanol products

Reduced chain-wide cost per gallon by
$0.01 in most recent quarter

By the end of fiscal 2008, ~66% of
locations will offer ethanol

Chain-wide costs per gallon benefit of
approximately $0.02

Ultimate effect on margin will be
determined by competitive forces

Update on Ethanol Roll-out

Lease Finance Obligations Cause Valuation and
Leverage Confusion

Adjusting EBITDA by Treating Sale-Leasebacks as Operating Leases and Subtracting Sale-
Leaseback Rent Allows for Better Comparison to Other Retailers

Balance sheet Data as of 3/27/08 (1)

_____________________

(1)    Reflects $100 million of delayed term loan, with proceeds used to paydown revolver and increase cash.

Reported

Adjustments

Adjusted

Total Debt

(ex. Lease Finance Obligations)

$848

$84

8

Cash

($129)

($129)

Net Debt

(ex. Lease Finance Obligations)

$719

$719

Lease Finance Obligations

$4

63

($4

63

)

–

Total Net Debt

$1,1

82

($463)

$719

Market Cap 6

/

6

/08

$2

52

$

252

Enterprise Value

$1,4

34

($463)

$9

71

L

TM EBITDA as o

f 3/27/

08

$221

($4

5

)

$177

EV /

EBITDA Multiple

6.

5

x

5.

5

x

Total Net Debt/EBITDA

5.

3

x

4.1

x

Meaningful liquidity

$129 million in cash-on-hand (pro forma for term loan delayed draw)

$250 million revolver – $0 drawn, over $145 million available after LOCs

Long-term debt profile; earliest maturity is the convertible debt in 2012

Covenant-light bank facility – financial flexibility (1)

6.5x Adj. Net Debt / EBITDAR Leverage – Currently 5.7x

2.25x Interest Coverage – Currently 2.68x

_____________________

(1)    Per credit facility covenant calculations (8x rent methodology).

Meaningful Liquidity / Financial Flexibility

Merchandise sales to grow to $1.6 - $1.7 billion

Merchandise gross margin to be about 37%

Retail gasoline gallons sold to be 2.1 - 2.2 billion gallons

Retail gasoline margins targeted at between 10 and 12 cents per gallon

Operating, general and administrative expenses expected to be at the low end of the previously announced range of $615 - $630 million

Capital expenditure plans reduced by $40 million to $90 million

Full Year Impact of 2007 Acquisitions Should Drive Significant Revenue Growth in 2008;
Continuing Discipline on Expenses Should Lower OG&A and Drive Earnings

Fiscal 2008 Financial Outlook

Leading market positions in attractive Southeastern markets

Significant scale advantages vs. primary competitors

Benefiting from consumer trends toward convenience formats

Leveraging infrastructure to drive profitability

Sector growth and consolidation potential

Key Investment Highlights

Strong Cash Flow Generation to Reinvest in Our Business,

De-lever and Drive Earnings Growth

Reconciliation of Non-GAAP Measures

Adjusted EBITDA/EBITDA Reconciled to Net Income

_____________________

Note:  Fiscal year ends in September.  Last twelve months as of March 27, 2008.

Adjusted EBITDA/EBITDA Reconciled to Cash Flows

_____________________

Note:  Fiscal year ends in September.  Last twelve months as of March 27, 2008.

Reconciliation of Non-GAAP Measures

The Pantry, Inc.

William Blair and Company
Growth Stock Conference

June 19, 2008